UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2007

(Date of earliest event reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100, Spokane WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On January 17, 2007, the Executive Compensation and Personnel Policies Committee of the Registrant’s Board of Directors ratified and approved a form of Performance Share Agreement for use when granting performance share awards under the Registrant’s 2005 Stock Incentive Plan. This revised Agreement corrects erroneous language in Section 12 contained in the form of Agreement approved by the Committee and filed as Exhibit (10)(r)(ii) to the Quarterly Report on Form 10-Q filed by the Registrant for the quarter ended June 30, 2006.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10(r)(ii) Form of Performance Share Agreement (2005 Stock Incentive Plan) to be used for performance share awards granted subsequent to May 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2007

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10(r)(ii)	Form of Performance Share Agreement (2005 Stock Incentive Plan) to be used for performance share awards granted subsequent to May 19, 2006.